UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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VERAMARK TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 20, 2010
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
PROPOSAL NO. 3 — OTHER MATTERS
SHAREHOLDER PROPOSALS

VERAMARK TECHNOLOGIES, INC.
3750 Monroe Avenue
Pittsford, New York 14534

NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2010

To the Shareholders of
VERAMARK TECHNOLOGIES, INC.:
Notice is hereby given that the annual meeting of shareholders of Veramark Technologies, Inc. (the “Company”) will be held at the Company’s offices at 3750 Monroe Avenue, Pittsford, New York, on May 20, 2010, beginning at 9:00 a.m. local time, for the following purposes:
1)	To elect six directors, each to serve a term of one year;

2)	To ratify the appointment of independent auditors for the year ending December 31, 2010;

3)	To consider and take action upon such other matters as may properly come before the meeting or any adjournment thereof.
The Board of Directors has fixed the close of business on March 22, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.
All shareholders are invited to attend the meeting in person. However, if you are unable to attend the meeting, it is nevertheless important that you be represented. A proxy is enclosed for that purpose.
Your attention is directed to the proxy statement submitted with this notice.

By Order of the Board of Directors Robert F. Mechur Secretary
Dated: April 9, 2010
It is important that your shares be represented and voted at the Annual Meeting whether or not you plan to attend. Accordingly, please register your vote as soon as possible. You may vote by mail, telephone or Internet. Further instructions are contained on the enclosed proxy ballot card.

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VERAMARK TECHNOLOGIES, INC.
3750 MONROE AVENUE
PITTSFORD, NEW YORK 14534

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 20, 2010

This proxy statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Veramark Technologies, Inc. (the “Company”) in connection with the annual meeting of shareholders of the Company to be held on May 20, 2010 at 9:00 a.m., local time, at the Company’s office at 3750 Monroe Avenue, Pittsford, New York (the “Meeting”). A copy of the Company’s annual report to shareholders for the fiscal year ended December 31, 2009 accompanies this proxy statement. A copy of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) is available without charge upon written request to the Company’s Secretary at the Company’s corporate offices, or from the SEC’s website at www.sec.gov.
Additional copies of this proxy statement, the accompanying annual report to shareholders, notice of meeting and form of proxy may be obtained from the Company’s Secretary, 3750 Monroe Avenue, Pittsford, New York 14534. This proxy statement, together with the accompanying annual report to shareholders and form of proxy will first be sent to Shareholders on or about April 9, 2010.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to be Held on May 20, 2010
This proxy statement and the accompanying annual report to shareholders are available at
www.veramark.com/Company/InvestorRelations/
SOLICITATION AND REVOCABILITY OF PROXIES
The enclosed proxy for the Meeting is being solicited by the directors of the Company. Shareholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a Shareholder attending the Meeting, withdrawing the proxy and voting in person.
The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The close of business on March 22, 2010 has been fixed as the record date for determination of the shareholders entitled to notice of, and to vote at, the Meeting. On that date there were outstanding and entitled to vote 9,828,727 shares of common stock, par value $.10 per share, of the Company’s common stock (the “Common Stock”) each of which is entitled to one vote on each matter at the Meeting.
Pursuant to the Company’s bylaws, a plurality of the votes cast at the Meeting will be required to elect directors, and a majority of the votes cast at the Meeting will be required to ratify the appointment of the independent auditors for 2010.
The presence, in person or by properly executed proxy, of the holders of shares of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Holders of shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum but will not be treated as votes cast at the Meeting as to any proposal as to which the brokers abstain.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of March 22, 2010, with respect to the persons or groups (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, by each named executive officer, director, nominee for director and by all directors and certain executive officers as a group.

	Amount and Nature of
	Shares of Common		Percent of
Name and Address	Stock Beneficially Owned		Class (1)

Summit Capital Management, LLC	1,540,890	(2)	15.7%
601 Union Street, Suite 3900 Seattle, Washington 98101

David G. Mazzella	930,400	(3)	9.5%
6001 Pelican Bay Blvd #402 Naples, FL 34108

Albert J. Montevecchio	589,856	(4)	6.0%
20 Fairfield Drive Fairport, New York 14450

Seth J. Collins	60,000	(5)	*

Charles A. Constantino	65,000	(6)	*

John E. Gould	78,000	(7)	*

Anthony C. Mazzullo	262,144	(8)	2.7%

Steve M. Dubnik	—		*

Christopher T. Dunstan	—		*

Ronald C. Lundy	126,283	(9)	1.3%

Joshua B. Bouk	82,600	(10)	*

Thomas W. McAlees	90,000	(11)	*

All Directors and Executive Officers	764,027	(12)	7.8%
as a Group (7 Individuals)

*	Indicates less than 1.0%.

(1)	Based on the number of shares of Common Stock outstanding as of March 22, 2010, which were 9,828,727 shares of Common Stock.
(2)	Based upon a Statement on Schedule 13F filed with the SEC on February 12, 2010 which indicated that as of December 31, 2009 Summit Capital Management’s holdings were 1,540,890 shares of Common Stock.
(3)	Includes 900,000 shares of Common Stock Mr. Mazzella has the right to acquire pursuant to options issued under the Company’s 1998 Long Term Incentive Plan.
(4)	Includes 196,856 shares of Common Stock owned by Montevecchio Associates, a limited partnership of which Albert J. Montevecchio is a general partner.
(5)	Includes 10,000 shares of Common Stock Mr. Collins has the right to acquire pursuant to options issued under the Company’s 1998 Long Term Incentive Plan.
(6)	Includes 60,000 shares of Common Stock Mr. Constantino has the right to acquire pursuant to options issued under the Company’s 1998 Long Term Incentive Plan.
(7)	Includes 70,000 shares of Common Stock Mr. Gould has the right to acquire pursuant to options issued under the Company’s 1998 Long Term Incentive Plan.
(8)	Includes 192,000 shares of restricted Common Stock issued to Mr. Mazzullo and 12,000 shares of Common Stock Mr. Mazzullo has the right to acquire pursuant to options issued, under the Company’s 1998 Long Term Incentive Plan.
(9)	Includes 9,000 shares of restricted Common Stock issued to Mr. Lundy and 104,000 shares of Common Stock Mr. Lundy has the right to acquire pursuant to options issued, under the Company’s 1998 Long Term Incentive Plan.
(10)	Includes 75,000 shares of restricted Common Stock issued to Mr. Bouk, under the Company’s 1998 Long Term Incentive Plan.
(11)	Includes 75,000 shares of restricted Common Stock issued to Mr. McAlees, under the Company’s 1998 Long Term Incentive Plan.
(12)	Includes 256,000 shares of Common Stock the directors and named executives have the right to acquire pursuant to options issued under the Company’s 1998 Long Term Incentive Plan, and 351,000 shares of restricted Common Stock issued to named executives.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Nominees
At the Meeting, six directors, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of shareholders and until a successor is elected and qualified. Nominees Seth J. Collins, Charles A. Constantino, John E. Gould, and Anthony C. Mazzullo, were elected at the Company’s 2009 annual meeting of shareholders.
The Board of Directors recommends a vote FOR the six nominees listed below. Except where authority to do so has been withheld, the shares of Common Stock represented by the enclosed Proxy will be voted FOR the election as director of the six nominees named below.
All nominees are willing to serve on the Board of Directors, if elected. However, if any nominee becomes unwilling or unavailable to stand for reelection or to serve for any reason or if a vacancy on the Board of Directors occurs before the election (which events are not anticipated), the holders of the proxy may vote for such other person in accordance with their judgment. The Company’s Board of Directors has determined that all of the nominees, with the exception of Mr. Mazzullo, are independent as defined by NASDAQ rules.

Name and Age of	Principal Occupation	Qualifications That Led the Board to Conclude
Nominee	For Past Five Years	This Person Should Serve as a Director
Seth J. Collins 43	President of Stone Mountain Capital, since 2005. President and a board member of Manchester Technologies, 1998 — 2005. Mr. Collins has been a Director of the Company since 2008.	For 20 years, Mr. Collins has been involved with technology companies, including various aspects of corporate management, mergers and acquisitions, sales channel development, consulting, and business strategy.

Mr. Collins is a cofounder of Stone Mountain Capital, a capital fund that invests in technology companies and manages real estate holdings.

His seven years as President of Manchester Technologies provided him with significant leadership exposure in the technology field. Manchester Technologies specialized in display technology and custom networking.

Mr. Collins holds a BS in Finance and Computer Science from Rensselaer Polytechnic Institute (RPI).

Charles A. Constantino 70	Director and Executive Vice President of PAR Technology Corporation (NYSE:PTC) for more than five years. Mr. Constantino has been a Director of the Company since 2002.	Mr. Constantino has extensive experience in the technology and software fields. His position as Executive Vice President of PAR Technology Corporation has provided him with full vertical exposure to the technology industry, including design of software, manufacturing, marketing, and servicing in the business to business market. While at PAR Technology Corporation, Mr. Constantino has also gained significant experience in the government sector at both the state and federal level, including the Department of Defense.

Mr. Constantino is also a Director and Past Chairman of the Board of Trustees of St. John Fisher College, and a Director of Adirondack Bank.

Name and Age of	Principal Occupation	Qualifications That Led the Board to Conclude
Nominee	For Past Five Years	This Person Should Serve as a Director
John E. Gould 65	Executive Vice President and General Counsel of CH Energy Group, Inc. (NYSE: CHG), since October 2009.

Partner in the law firm Thompson Hine, LLP, 2002 — 2009.

Mr. Gould has been a Director of the Company since 1997.	As Executive Vice President and General Counsel of CH Energy Group, Inc, a publicly held corporation, Mr. Gould has significant first hand experience to the continuously changing regulatory issues that face a publicly held company, and considerable knowledge of corporate governance matters with respect to compliance to regulatory matters.

Mr. Gould was a Partner in Gould & Wilkie LLP, a general practice law firm located in New York City. On May 1, 2002, Gould & Wilkie LLP combined with Thompson Hine LLP, a larger general practice law firm with headquarters in Cleveland, Ohio. Mr. Gould resigned as a partner of Thompson Hine effective September, 2009.

Mr. Gould is also Chairman of the American Geographical Society and a Director of the Gerber Life Insurance Company.

Anthony C. Mazzullo 52	President and Chief Executive Officer of Veramark Technologies, Inc., since January 2008.

Senior Vice President of ePlus Systems, Inc., 2004 — 2007.

President — Software and Consulting Operations of Manchester Technologies, 2001 — 2004.

Mr. Mazzullo has been a Director of the Company since 2008.	As President and CEO of the Company, Mr. Mazzullo’s membership on the Board of Directors assists in establishing transparent communication between the board and management of the Company.

Mr. Mazzullo has widespread experience in the software and consulting industry.

From 2004 — 2007, Mr. Mazzullo was Senior Vice President of ePlus Systems, Inc., a wholly owned subsidiary of ePlus, Inc., a publicly held software and professional services company.

Prior to joining ePlus Systems, Inc., Mr. Mazzullo founded and served as President and Chief Executive Officer of eTrack Solutions, a professional services company that assisted organizations in streamlining their operations and optimally applying software applications to their business. eTrack Solutions was sold to Manchester Technologies in 2001. Mr. Mazzullo served as Manchester Technologies’ President of Software and Consulting Operations until 2004.

Mr. Mazzullo is currently serves on the board of directors of the Volunteers of America of Western New York.

Mr. Mazzullo holds a BS in Electrical Engineering from Cornell University, and an MBA in Finance from the Simon School of Business at the University of Rochester.

Name and Age of	Principal Occupation	Qualifications That Led the Board to Conclude
Nominee	For Past Five Years	This Person Should Serve as a Director
Steve M. Dubnik 47	co-Chief Executive Officer of Ariston Global LLC, since 2006. Chairman, Chief Executive Officer, and President of Choice One Communications, 1998 — 2006.	Mr. Dubnik co-founded Ariston Global LLC in 2006 for the purpose of acquiring, developing, and managing companies that provide software products and services to communication service providers in the global marketplace. Ariston Global LLC has completed five acquisitions since 2006, and now provides services to over 100 companies worldwide, giving Mr. Dubnik extensive experience in the area of mergers and acquisitions

Mr. Dubnik founded Choice One Communications in 1998. Under his leadership, Choice One, through a combination of internal growth and acquisitions, grew into a $350 million enterprise providing integrated voice and data services to over 100,000 small and medium-sized businesses.

Prior to 1998, Mr. Dubnik held various executive positions in several telecom industry companies, including ACC Corp, RCI Long Distance, and Rochester Telephone Corporation.

Mr. Dubnik currently serves on the boards of Strong-National Museum of Play and Nazareth College, and is Chairman of the Board of Directors for OnCell Systems Inc.

Mr. Dubnik holds a BA in mechanical engineering from the Massachusetts Institute of Technology, and an MBA from the Simon School of Business at the University of Rochester, where he was awarded the Hugh Whitney Award for academic excellence, for achieving the highest grade point average in the program year.

Name and Age of	Principal Occupation	Qualifications That Led the Board to Conclude
Nominee	For Past Five Years	This Person Should Serve as a Director
Christopher T. Dunstan 54	President of C T Dunstan LLC since 2006.

Interim President of Kastner Food Service, 2007 — 2008.

Executive Vice President and Chief Financial Officer of Rich Products Corporation, 2003 — 2006.

Executive Vice President, Chief Financial Officer, and Treasurer of Adelphia Cable Corporation, 2002 — 2003.	Mr. Dunstan’s broad executive financial experience including serving as CFO of two public companies and two private companies, and his background in public accounting as a CPA with KPMG as well as teaching Auditing and Governance as an adjunct faculty member of the William Simon Graduate School of Business qualify him as an Audit Committee Financial Expert.

Mr. Dunstan has over 25 years of corporate, executive entrepreneurial and turnaround management experience in over 10 countries across industries spanning from food production, industrial products, consumer products, cable and media services, to manufacturing.

Mr. Dunstan’s experience in mergers and acquisitions, turnaround management, and the launching of growth initiatives, will be of value to Veramark as it repositions itself for profitable growth.

Mr. Dunstan has broad SEC reporting experience after serving at publicly held Trico Products Inc. and Adelphia Communications. Mr. Dunstan has experience and insight into the issues that face Veramark Technologies, Inc., as a SEC reporting company.

Mr. Dunstan serves on The John R. Oishei Foundation Board of Directors, a $260 million philanthropic organization, where he chairs the Investment Committee and has served as chair of the audit committee, and also sits on the Executive Advisory Committee and Dean’s Council at the Simon School of Business at the University of Rochester.

Mr. Dunstan holds a MBA in Finance and Accounting the Simon School of Business at the University of Rochester where he was elected to Beta Gamma Sigma and a BA in Social Psychology from the University of Rochester.
Other Directorships and Trusteeships
Mr. Constantino serves as a member of the Board of Directors of PAR Technology Corporation (NYSE:PTC). None of the other Directors and nominees to the Company’s Board of Directors serves on the Board of Directors or the Board of Trustees of any other publicly held company.

Committees and Meeting Data
During 2009, the full Board of Directors held five meetings. The Company’s Board of Directors has established a process whereby shareholders may send communications to the board. That process is set forth in the Policy for Shareholder Communications with Board Members, a copy of which is attached as Exhibit A.
The Audit Committee of the board currently consists of Messrs. Collins, Constantino, and Gould, all of whom are independent as defined under SEC rules. The Audit Committee, which met six times during the year, appoints and oversees the work of the Company’s independent auditors, overseeing the establishment and maintenance by the Corporation of reliable accounting policies, financial reporting and disclosure, and performing such other duties as are set forth in its Charter, a copy of which is attached as Exhibit B. The board has determined that the Company does not have an Audit Committee Financial Expert, as that term is defined by SEC rules, serving on the Audit Committee. However, the members of the board have reviewed the criteria necessary to be named an Audit Committee Financial Expert, and believe that the Audit Committee members collectively possess such attributes. Furthermore, the board has determined that each member of the Audit Committee possesses the financial expertise necessary to review and analyze the Company’s financial statements and to fulfill his other duties in accordance with the terms of the Audit Committee Charter.
The Compensation Committee of the board currently consists of Messrs. Collins and Constantino, both of whom are independent as defined by SEC rules. The Compensation Committee, which met four times during the year, reviews and sets compensation for the Chief Executive Officer (“CEO”), all other executive officers of the Company and members of the Company’s Board of Directors, establishes compensation, incentive and benefit plans for the CEO and all other executive officers and directors of the Company and approves payments under such incentive plans. The Charter of the Compensation Committee is attached as Exhibit C.
The Nominating Committee consists of all members of the board who are independent as defined by SEC rules. Currently, those individuals are Messrs. Collins, Constantino, and Gould. The Nominating Committee identifies the slate of director nominees for election to the Company’s board, recommends candidates to fill vacancies occurring between annual shareholder meetings, and otherwise establishes and oversees the process for nominations for election to the Company’s Board, in accordance with applicable laws, rules, and its charter. The Nominating Committee officially met twice separately from regular Board meetings. In addition, when circumstances necessitated, matters pertaining to nominees and vacancies were reviewed and discussed as part of scheduled Board meetings. The Charter of the Nominating Committee is attached as Exhibit D.
The Nominating Committee will consider candidates recommended by shareholders and determine the procedures to be followed by shareholders in submitting such recommendations. The Nominating Committee continually seeks to identify qualified candidates for nomination to the Company’s board; however, it has not established any formal procedure in that regard. All candidates identified as potential nominees for election to the board, whether identified by a shareholder or otherwise, are evaluated in the same manner. Although neither the board nor the Nominating Committee has established any minimum qualifications for director nominees, any potential nominee must have sufficient experience, knowledge, ability and time to fulfill the obligations of a member of the Company’s board. The current practice has resulted in a broad range of experience and qualifications among the Company’s Board of Directors.
The Company encourages all directors to attend annual meetings, but has not established any formal policy with respect to such attendance. All members of the Company’s board attended last year’s annual meeting.
During 2009, all directors nominated for reelection attended no less than 75% of the total number of meetings of the Board of Directors and any board committee on which he served.

The Board’s Leadership Structure
The leadership responsibilities of the Board are shared among the Chairs of the Board’s three standing Committees and our Chairman of the Board. The current Board is comprised of three independent Directors and a single management Director. The single management Director is Anthony C. Mazzullo, who serves as President, Chief Executive Officer, and Chairman of the Board.
Our governance processes and the decisions of our Board are managed and controlled by our independent Directors. All members of the three standing Committees of the Board are independent Directors, and all members sit on at least two committees. Mr. Mazzullo may be invited to attend Committee meetings, but he does not have a vote on any Committee matter.
Our Board believes this governance structure is well suited to our Company. Our classification as a smaller reporting company, and our focused target market, favors having a governance structure that is nimble and overlapping, thus encouraging the transfer of information, rather than a complex governance structure that can be overbearing, particularly for a company that is attempting to move beyond its current target market.
We believe the Company benefits from combining the position of Chief Executive Officer and Chairman of the Board. As the only member of the Company’s management on the Board, it provides the Chief Executive Officer with a status and visibility that we believe enhances his ability to communicate the concerns, opinions, and recommendations of management to the various Board members.
The Board’s Role in the Oversight of Risk
The Board recognizes that the Company is subject to various strategic, operational, and financial risks that can affect the Company’s performance, including its ability to provide value to its shareholders. While the Audit Committee is primarily responsible for overseeing the policies of the Company, with respect to risk assessment, the Board as a whole takes a role in assessing the strategic and operational risks of the Company.
The Board reviews strategic and operational plans in great length, not only during the budget process, but during the course of the year, as they review corporate performance each quarter. Those reviews include not only an assessment of the potential opportunities afforded the Company, but also include discussion of the potential risks and hazards the Company may face.

Audit Committee Report.
The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and policies, internal controls, and the selection and oversight of the Company’s independent accountants, and overseeing that the Company has established and maintained processes for assuring that the Company has complied with applicable laws, regulations, policies, and established processes, relating to the Company’s accounting and reporting practices and relating to the quality and integrity of the Company’s financial reports. The Audit Committee is currently composed of three directors, Messrs. Constantino, Gould, and Collins, each of whom is independent as defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated hereunder. The Audit Committee operates under a written charter approved by the Board of Directors, a copy of which is attached as Exhibit B.
Management is responsible for the Company’s financial reporting process including its system of internal control, and for the preparation of financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s independent auditors are responsible for auditing those financial statements. The Committee’s responsibility is to monitor and review these processes. It does not have the duty or responsibility to conduct auditing or accounting reviews or procedures. Members of the Committee are not employees of the Company and may not be, nor may they represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with GAAP and on the representations of the independent auditors included in their report on the Company’s financial statements. The Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with GAAP and applicable laws and regulations. Furthermore, its considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with GAAP, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent.”
In this context, the Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2009. The Audit Committee also met with representatives of the Company’s auditors to discuss and review the results of the independent auditors’ examination of the financial statements for the year ended December 31, 2009 and the matters required to be discussed by the Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee reviewed with management and representatives of the Company’s auditors, each Quarterly Report on Report 10-Q prior to its filing with the SEC.
The Audit Committee has also received from the Company’s auditors the written disclosures required pursuant to the Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees) addressing all relationships between the auditors and the Company that might bear on the auditors’ independence and has discussed the same with representatives of the Company’s auditors.
Based upon the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, for filing with the SEC.
The Audit Committee
Charles A. Constantino, Chair
Seth J. Collins
John E. Gould

Section 16(a) Beneficial Ownership Reporting Compliance
Based upon reports filed by the Company with the SEC, and copies of filed reports received by the Company, the Company believes all reports of ownership and changes in ownership of the Common Stock required to be filed with the SEC during 2009 by the Company’s directors, officers and more than 10 percent shareholders, were filed in compliance with Section 16(a) of the Exchange Act.
Executive Officers
The following is a list of the Company’s executive officers:

Name	Age	Principal Occupation For Past Five Years

Anthony C. Mazzullo	52	President and Chief Executive Officer of Veramark Technologies, Inc. since January 1, 2008. Senior Vice President of ePlus Systems Inc. from 2004 — 2007. President of Software Consulting Operations of Manchester Technologies from 2001 — 2004.

Ronald C. Lundy	58	Vice President of Finance and Chief Financial Officer of Veramark Technologies, Inc. since 2007. Treasurer from 1993 — 2006.

Joshua B. Bouk	36	Senior Vice President of Global Services of Veramark Technologies, Inc. since February 2010. Vice President of Customer Services of Veramark Technologies, Inc. from March 2008 — January 2010. Chief Operating Officer of Connected Energy Corporation from June 2007 to March 2008. VP of Marketing for Pervasive Solutions from November 2006 to June 2007. VP of eLearning Services for Netsmartz, LLC from February 2006 to November 2006. Managing Director of ePlus Consulting, a division of ePlus Systems, Inc. from June 2004 — February 2006.

Thomas W. McAlees	42	Senior Vice President of Engineering and Operations of Veramark Technologies, Inc. since February 2010. Vice President of Engineering and Operations of Veramark Technologies, Inc. since March 2008. Vice President of Engineering and Consulting of ePlus Systems, Inc. from June 2004 — March 2008. Chief Technical Officer of Manchester Technologies (acquired by ePlus Systems, Inc.) from 2003 — 2004.
There are no family relationships between any of the directors or executive officers of the Company.
The Company has adopted a Code of Business Conduct and Ethics for all principal executive officers, directors, and employees of the Company, a copy of which is attached as Exhibit E.

Retirement Benefits
The named executives listed below are participants in the Company’s Supplemental Executive Retirement Plan (SERP). The amount of the retirement benefit varies depending upon length of service, retirement age and average salary.
The following table indicates the projected retirement benefit for each of the Named Executives who are eligible under the Company’s retirement plan.
Mr. Lundy’s projected benefit was frozen in October 2008, as disclosed on Form 8-K filed with the SEC on October 17, 2008. Any future increases in Mr. Lundy’s salary, or additional years of service, will not increase the value of Mr. Lundy’s future payouts.

Number of
			Years Credited	Present Value	Payments	Annual Benefit
	Current		Service at	of Accumulated	During Last	at Retirement
Name	Age	Plan Name	December 31, 2009	Benefits	Fiscal Year	Age
Ronald C. Lundy	58	1991 SERP	26	$310,308	0	$43,680

Summary Compensation Table
The following table summarizes, for the fiscal years ended December 31, 2009 and 2008, the compensation paid or accrued to the Company’s Chief Executive Officer, Principal Financial Officer, and two other executive officers, (as defined by Rule 3b-7), whose cash compensation exceeded $100,000 during 2009 (the “Named Executives”).

								All Other
					Stock	Option	Change in	Annual
Name and					Awards	Awards	Pension	Compensation
Principal Position	Year		Salary ($)	Bonus ($)	($)	($)	Value (5)	($)		Total $

Anthony C. Mazzullo	2009		248,557	25,000	(5,680)	5,160	n/a	8,895	(1)	281,932
President, Chief Executive Officer,	2008		226,918	52,800	142,000	0	n/a	14,074	(1)	435,792
and Chairman of the Board

Ronald C. Lundy	2009		140,192	0	4,500	0	16,178	5,332	(2)	166,202
Vice President of Finance, and	2008		128,596	0	0	0	78,354	7,154	(2)	214,104
Chief Financial Officer

Joshua B. Bouk	2009		140,193	0	7,500	0	n/a	1,713	(3)	149,406
Senior Vice President -	2008	*	103,904	0	48,000	0	n/a	1,256	(3)	153,160
Global Services

Thomas W. McAlees	2009		140,193	0	7,500	0	n/a	1,739	(4)	149,432
Senior Vice President	2008	*	103,904	0	48,000	0	n/a	1,273	(4)	153,177
of Engineering and Operations

*	Messrs Bouk and McAlees were hired in March 2008, therefore their 2008 salary numbers do not reflect a full year.

(1)	Includes (i) club membership dues of $2,453 and $5,540 in 2009 and 2008, respectively; (ii) officer’s medical reimbursement insurance premium paid by the Company of $3,688 and $3,675 in 2009 and 2008, respectively; (iii) other life insurance premiums; and (iv) other non-cash compensation. Mr. Mazzullo earned bonuses of $25,000 and $52,800, in 2009 and 2008, respectively. Mr. Mazzullo was award 12,000 stock options in 2009. Upon his hire in 2008, Mr. Mazzullo was awarded 200,000 shares of restricted stock. In 2009, 8,000 of those shares were cancelled.

(2)	Includes (i) automobile allowance of $0 and $2,096, in 2009 and 2008, respectively. Automobile allowance discontinued in May 2008; (ii) life insurance premiums paid by the Company of $1,984 and $1,791, in 2009 and 2008, respectively; (iii) officer’s medical reimbursement insurance premium paid by the Company of $2,213 and $2,205, in 2009 and 2008, respectively; and (iv) other life insurance premiums paid by the Company. Mr. Lundy was awarded 9,000 shares of retricted stock in April 2009.

(3)	Includes (i) officer’s medical reimbursement insurance premium paid by the Company of $1,475 and $1,103 in 2009 and 2008, respectively. Mr. Bouk was awarded 15,000 shares of restricted stock in April 2009, and 60,000 shares of restricted stock upon his hire in March 2008.

(4)	Includes (i) officer’s medical reimbursement insurance premium paid by the Company of $1,475 and $1,103 in 2009 and 2008, respectively. Mr. McAlees was awarded 15,000 shares of restricted stock in April 2009, and 60,000 shares of restricted stock upon his hire in March 2008.

(5)	Reflects the actuarial increase in the present value of benefits under the Supplemental Executive Retirement Plan (“SERP”) established by the Company using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. In 2008, the value of Mr. Lundy’s future payouts were permanently frozen at the same level as acheived on December 31, 2007. The significant change in pension value shown above for 2008, is the result of a change in the discount rate used to determine the value of the pension assets, and not the result of an increase of the expected future payout to Mr. Lundy. The change in 2009 is primarily a factor of the time value of money.

Employment Agreements
The Company has an employment agreement with Anthony C. Mazzullo to serve as President and Chief Executive Officer of the Company. The term of that employment agreement ends on December 31, 2010. The agreement provides for a minimum gross salary of $225,000 per year and an annual bonus to be determined each year by the Board of Directors in its sole discretion, not to exceed $120,000. It also provides Mr. Mazzullo with 200,000 shares of restricted stock, which will vest ratably upon meeting certain performance criteria. During 2009, 8,000 of those shares were cancelled based upon the vesting criteria in Mr. Mazzullo’s employment agreement. The agreement also requires the Board to nominate Mr. Mazzullo as a director each year during the term of the agreement.
The Company has an employment agreement with Joshua B. Bouk to serve as Vice President of the Company. The term of that employment agreement ends on March 3, 2011. After March 3, 2011, the agreement will automatically renew for successive one year periods unless written notice is provided by either party at least 30 days prior to the expiration of the initial or any renewal term. The agreement provides for a minimum gross salary of $130,000 per year. The agreement also provides that Mr. Bouk shall be a participant in the management performance bonus each year. Finally, the agreement grants Mr. Bouk 60,000 shares of restricted stock, which will vest ratably upon meeting certain performance criteria.
The Company has an employment agreement with Thomas W. McAlees to serve as Vice President of the Company. The term of that employment agreement ends on March 3, 2011. After March 3, 2011, the agreement will automatically renew for successive one year periods unless written notice is provided by either party at least 30 days prior to the expiration of the initial or any renewal term. The agreement provides for a minimum gross salary of $130,000 per year. The agreement also provides that Mr. McAlees shall be a participant in the management performance bonus each year. Finally, the agreement grants Mr. McAlees 60,000 shares of restricted stock, which will vest ratably upon meeting certain performance criteria.
Equity Compensation Plan Information
At December 31, 2009, the Company had the following securities authorized for issuance under equity compensation plans.

			Number of securities
			remaining available for
			future issuance under
			equity compensation
	Number of securities to	Weighted-average	plans (excluding
	be issued upon exercise	exercise price of	securities reflected in
	of outstanding options	outstanding options	Column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,618,043	$0.94	1,225,553

Equity compensation plans not approved by security holders	0	0	0

Total	1,618,043	$0.94	1,225,553

Stock Options
The Company has a stock option plan under which employees may be granted incentive stock options and non-qualified stock options to purchase the Company’s Common Stock. All full-time employees of the Company are eligible to receive stock options. The Compensation Committee of the Board of Directors administers the plan and makes all determinations with respect to eligibility, option price, term and exercisability, except that the option price on incentive stock options may not be less than 100% of fair market value on the date of grant and the term of any option may not exceed ten years.
Outstanding Equity Awards at Fiscal Year End
Stock Options

	Number of Unexercised Options at Fiscal Year End
	Earned and	Earned and	Unearned and	Option
	Exercisable	Unexercisable	Unexercisable	Exercise Price	Option
Name	(#)	(#)	(#)	($)	Expiration Date

Mazzullo, Anthony C.	0	0	12,000	0.50	04/09/2019

	0	0	12,000

Lundy, Ronald C.	30,000	0	0	2.34	08/28/2010
	40,000	0	0	0.43	08/09/2011
	25,000	0	0	0.48	05/15/2013
	9,000	0	0	0.78	05/22/2017

	104,000	0	0

Bouk, Joshua B.	Mr. Bouk does not have any outstanding option awards

McAlees, Thomas W.	Mr. McAlees does not have any outstanding option awards

Stock
Outstanding Stock Awards at Fiscal Year End

		Unvested but Earned		Unvested and Unearned		Vested but Unearned
Name		(#)	($)	(#)	($)	(#)	($)

Mazzullo, Anthony C.	(1)	0	0	66,666	18,666	66,667	18,667

		0	0	66,666	18,666	66,667	18,667

Lundy, Ronald C.	(2)	2,034	570	6,966	1,950	0	0

		2,034	570	6,966	1,950	0	0

Bouk, Joshua B.	(3)	12,907	3,614	27,093	7,586	0	0
	(4)	3,390	949	11,610	3,251	0	0

		16,297	4,563	38,703	10,837	0	0

McAlees, Thomas W.	(3)	12,907	3,614	27,093	7,586	0	0
	(4)	3,390	949	11,610	3,251	0	0

		16,297	4,563	38,703	10,837	0	0
(1)	66,666 shares will vest 12/31/10

(2)	3,000 shares will vest at each remaining grant date anniversary of 04/09/10, 04/09/11, and 04/09/12

(3)	20,000 shares will vest at each remaining grant date anniversary of 03/01/10 and 03/01/11

(4)	5,000 shares will vest at each remaining grant date anniversary of 04/09/10, 04/09/11, and 04/09/12

Director Compensation

				Non-Equity	Non-Qualified
				Incentive	Deferred	Other Annual
	Fees Earned	Stock	Option	Compensation	Compensation	Compensation
Name	or Paid (1)	Awards ($)	Awards ($)	($)	Earnings ($)	($)	Total ($)

Current Directors
Seth J. Collins	15,400	0	0	0	0	0	15,400
Charles A. Constantino	16,600	0	0	0	0	0	16,600
John E.Gould	15,400	0	0	0	0	0	15,400

Former Directors who Served in 2009
Andrew W. Moylan	24,308	0	0	0	0	0	24,308
Rafael A. Rodriguez	12,733	0	3,000	0	0	0	15,733
(1)

	Fees Earned or Paid For:
		Actual		Number of
		Participation in		Option Awards
		Board and		Outstanding
	Annual	Committee		at Fiscal
	Retainer ($)	Meetings ($)	Total ($)	Year End

Current Directors
Seth J. Collins	10,000	5,400	15,400	10,000
Charles A. Constantino	10,000	6,600	16,600	60,000
John E.Gould	10,000	5,400	15,400	70,000

Former Directors who Served in 2009
Andrew W. Moylan	12,308	12,000	24,308	33,333
Rafael A. Rodriguez	8,333	4,400	12,733	10,000
In 2004 and for a number of years prior, each outside director received an annual option grant to purchase 10,000 shares of the Company’s common stock at a price based upon the closing price of the Common Stock on the last trading day of the prior year. Additionally, in 2003, each outside director received a one-time option grant to acquire 30,000 shares of the Company’s common stock at a price based upon the closing price on the date of grant, vesting ratably over a three-year period. A similar one-time option grant was provided to directors who joined the board in 2004 or 2005. Since 2005, in lieu of the annual grant of 10,000 options, each outside director receives an annual retainer of $10,000, payable quarterly, in addition to fees for each meeting attended. Outside directors receive $1,000 for each regular board meeting attended and $200 for each committee meeting attended. In 2006, the one-time grant of 30,000 options to new directors was reduced to 10,000 shares. Since 2008, a non-officer chairperson receives and additional retainer of $10,000 payable quarterly. In 2005, the Board of Directors adopted a Directors’ Deferred Compensation Plan, pursuant to which a director may elect to defer any portion of the annual retainer and meeting fees. Deferred amounts, until paid pursuant to the plan, will earn interest quarterly at the same rate as the Company earns on its invested cash during the same period.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has appointed EFP Rotenberg LLP as independent auditors for the fiscal year ending December 31, 2010. EFP Rotenberg LLP, as successor by merger to Rotenberg & Co., LLP, effective October 1, 2009, acted as the independent auditors for the fiscal years ending December 31, 2004 through December 31, 2009. Representatives of EFP Rotenberg LLP are expected to be present at the Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.
Although the appointment of independent auditors is not required to be submitted to a vote by shareholders, the Audit Committee believes as a matter of policy that it is appropriate that the shareholders ratify the Board’s appointment. If the shareholders should not ratify the appointment of EFP Rotenberg LLP, the Audit Committee will consider other certified public accountants for appointment.
Audit Fees. During fiscal years 2009 and 2008, the aggregate fees billed to the Company by its independent auditors were $74,190 and $74,000, respectively, for the annual audit of the financial statements and review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q.
Audit Related Fees. During fiscal years 2009 and 2008, the aggregate fees billed to the Company by its independent auditors were $5,000 and $5,000, respectively, for the annual audit of the Veramark Technologies, Inc. 401K Plan and the preparation of its annual report on Form 5500.
Tax Fees. The aggregate fees billed to the Company by its independent auditors for professional services rendered to the Company during fiscal years 2009 and 2008, other than the audit services referred to above, were $7,500 and $7,000, respectively, all of which was for tax preparation and tax consulting fees.
The Audit Committee of the Board of Directors has considered whether provision of the non-audit related services described above is compatible with maintaining the independent accountants’ independence and has determined that those services have not adversely affected EFP Rotenberg LLP’s independence.
It is the Audit Committee’s policy, as reflected in its Charter, to pre-approve all audit and non-audit services performed by the Company’s independent auditors. Following a presentation by management to the Audit Committee describing the types of services to be performed in connection with, and the projected budget for, a particular engagement, the Audit Committee informs management whether it approves the engagement and the budget.

PROPOSAL NO. 3 — OTHER MATTERS
As of the date of this proxy statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Meeting other than those described above. If any other matters properly come before the Meeting, it is intended that the persons named in the enclosed proxy will vote the shares of Common Stock represented by signed proxies in accordance with their best judgment.
SHAREHOLDER PROPOSALS
Under SEC rules, any shareholder wishing to present a proposal at the Company’s 2010 Annual Meeting of Shareholders must submit the proposal to the Company’s Secretary at its office at 3750 Monroe Avenue, Pittsford, New York 14534, no later than December 10, 2010 in order for the proposal to be considered for inclusion, if appropriate, in the proxy and proxy statement relating to the 2011 Annual Meeting of Shareholders.
By Order of the Board of Directors
Robert F. Mechur
Secretary
Pittsford, New York
April 9, 2010

EXHIBIT A
POLICY FOR SHAREHOLDER COMMUNICATIONS WITH BOARD MEMBERS
It is the policy of the Board of Directors of Veramark Technologies, Inc. (the “Company”) that shareholders of the Company who wish to communicate with the Company’s Board may do so by writing to Board of Directors, Veramark Technologies, Inc., Attention: Secretary, 3750 Monroe Avenue Pittsford, New York 14534.
Such communications will be distributed by the Secretary to each member of the Board, no later than the next regularly scheduled Board meeting. Communications directed to a specific member of the Board, or to any specific committee of the Board, will be promptly forwarded only to that particular director or to the Chairman of that particular Committee.
All such communications (i) should relate only to bona fide business issues of the Company, and not any other purpose, (ii) may be disclosed or used by the Company at its discretion, unless the communication clearly states on its face that it is confidential, (iii) may receive a response as the recipient deems appropriate, and (iv) may be anonymous.
The material terms of this policy shall be made available to the Company’s shareholders, in a manner the Board deems appropriate, but at least as may be required by law or regulation.
The Board shall regularly review this policy and make such changes as it deems necessary or appropriate.
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EXHIBIT B
VERAMARK TECHNOLOGIES INC.
Audit Committee of the Board of Directors
CHARTER
I. PURPOSE
(A) The Audit Committee, as appointed by the Corporation’s Board, shall provide assistance to the Corporation’s directors in fulfilling their responsibility to the shareholders, potential shareholders, regulatory agencies, and the investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation.
(B) The Audit Committee’s primary duties and responsibilities are to:
(1) Appoint and oversee the work of the Company’s independent accountants; and
(2) Oversee that the Corporation has established and maintained processes for
(i) reliable accounting policies and financial reporting and disclosure;
(ii) assuring that an adequate system of internal control is functioning within the Corporation;
(iii) complying with all applicable laws, regulations, and corporate policy; and
(iv) receive, retain and process complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
ll. COMPOSITION
(A) The Audit Committee shall be comprised of at least one person who shall be a member of the Board and appointed by the Board.
(B) Each member of the Audit Committee shall be:
(1) Independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) there under;
(2) Free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee; and
(3) Have a working familiarity with basic finance and accounting practices.
(C) If any member of the Board qualifies as a “financial expert” as that term is defined by the Exchange Act or the SEC, he or she shall be appointed a member of the Audit Committee.
(D) The members of the Audit Committee shall be elected by the Board at its annual meeting of the Board held in conjunction with the annual shareholders meeting. Members of the Audit Committee shall hold their office until their successors shall be duly elected and qualified. The Board shall have the power at any time to remove from or add to the membership of the Audit Committee and to fill vacancies, subject to the independence, experience and financial expertise requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Audit Committee may designate a Chairperson by majority vote of the full Audit Committee membership.

III. MEETINGS
(A) The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent accountants separately to discuss any matters that the Audit Committee or each of these groups believes should be discussed privately. In addition, the Audit Committee, or if authorized by the Audit Committee, its Chairperson, should meet with the independent accountants and management quarterly to review the Corporation’s financial statements.
(B) The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.
IV. INVESTIGATIONS, RETENTION ADVISORS AND FUNDING
(A) The Audit Committee has the authority to investigate fully any matter it deems necessary in fulfilling its responsibilities, and to that end the Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors or experts.
(B) The Corporation shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.
V. RESPONSIBILITIES AND DUTIES
While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations; these activities remain the responsibilities of management and the independent accountants.
To fulfill its responsibilities and duties, the Audit Committee shall:
Documents/Reports/Review
(1) Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.
(2) Make regular reports of its activities to the Board.
(3) Review with management and the independent accountants the Corporation’s annual financial statements, as included in the Company’s 10-K report, including a discussion with the independent accountants of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”).
(4) Review with management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent accountants of the matters to be discussed by SAS No. 61. The Chairperson of the Audit Committee may represent the entire Audit Committee for purposes of this review.

(5) Review all material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
(6) Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q; including disclosures about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant role in the Corporation’s internal controls.
Independent Accountants
(7) Be directly responsible for the appointment, compensation, and oversight of the work of the independent accountants (including resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent accountants shall report directly to the Audit Committee.
(8) Preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form, and delegate authority to, subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.
(9) Oversee independence of the accountants by:
(i) Reviewing and discussing with the accountants on at least an annual basis all significant relationships the accountants have with the Corporation to determine the accountants’ independence.
(ii) Receiving from the accountants, on a periodic basis, a formal written statement delineating all relationships between the accountants and the Corporation consistent with Independence Standards Board Standard 1 (“ISB No 1”)
(iii) Reviewing, and actively discussing with the Board, if necessary, and the accountants, on a periodic basis, any disclosed relationship of services between the accountants and the Corporation or any other disclosed relationships for services that may impact the objectivity and independence of the accountants; and
(iv) Recommending, if necessary, that the Board take certain action to satisfy itself of the auditor’s independence.
(v) Meeting with the independent accountants prior to the audit to discuss planning and staffing of the audit.
(vi) Ensuring that the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.
(vii) Recommending to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation.

Financial Reporting Process
(10) Review, with the independent accountant and management, the integrity of the Corporation’s internal and external financial reporting processes, including responsibilities, budget, staffing, reporting and disclosure procedures and any recommended changes.
(11) Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or management.
(12) Establish regular systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of the work or access to require information.
(13) Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.
(14) Obtain from the independent accountants assurance that its has not received or discovered any information indicating that an illegal act (whether or not perceived to have a material effect on the financial statements of the issuer) has or may have occurred, that is required to be reported to the Corporation under Section 10(A) of the Exchange Act.
Legal Compliance/General
(15) Review with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.
(16) Report through its Chairperson to the Board following meetings of the Audit Committee.
(17) Maintain minutes or other records of meetings and activities of the Audit Committee.
(18) Oversee the Corporation’s procedure and process for the:
(i) Receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and
(ii) Confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.
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EXHIBIT C
VERAMARK TECHNOLOGIES, INC.
Compensation Committee of the Board of Directors
CHARTER
Overview of Role
The Compensation Committee of the Board (the “Compensation Committee”) sets compensation levels for the Chief Executive Officer (“CEO”), all other executive officers of the Company and members of the Company’s Board of Directors, establishes compensation, incentive and benefit plans for such individuals and approves payments under such incentive plans.
The Compensation Committee is also responsible for selecting the recipients of stock options, establishing the timing of grants, and setting the option exercise price within the terms of the Option Plan.
The Compensation Committee’s compensation policies are designed to attract and retain highly skilled individuals, reward outstanding individual performance, encourage cooperative team efforts and provide an incentive to enhance long term stockholder value.
In establishing salaries for the Company’s Chief Executive Officer, other executive officers and directors, consideration is given to salary ranges for comparable positions in similar size companies. Data for such comparisons is obtained from nationwide surveys conducted by independent compensation consulting firms and from reviewing other companies’ compensation information included in their proxy statements.
In setting salaries within competitive ranges, the Compensation Committee considers performance related factors including the Company’s overall results during the past year and its performance relative to a budgeted plan or stated objectives. Consideration also is given to an individual’s contribution to the Company and the accomplishments of departments for which that officer has management responsibility. Potential for future contributions to the Company is also taken into account for all executive officers and directors.
Membership
The membership of the Compensation Committee consists of at least three directors, each of whom is independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as well as applicable NASDAQ rules.
The members of the Compensation Committee are elected by the Board at its annual meeting held in conjunction with the annual shareholders meeting. Members of the Compensation Committee shall hold their office until their successors shall be duly elected and qualified, or until such member’s earlier resignation or removal. The Board shall have the power at any time to remove from or add the membership of the Compensation Committee and to fill vacancies, subject to the independence requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Compensation Committee may designate a Chairperson by majority vote of the full Compensation Committee membership.
Operations
The Compensation Committee meets at least two (2) times a year. Additional meetings may occur as the Compensation Committee or its Chairperson deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Compensation Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Compensation Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.

Authority
The Compensation Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Compensation Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Compensation Committee will take all necessary steps to preserve the privileged nature of those communications.
Responsibilities
The Compensation Committee will have the follows duties, consistent with applicable law and SEC and NASDAQ rules:
Compensation Levels for Executive Officers and Directors
• Review and approve goals and objectives of the CEO and executive management in consultation with the full Board, evaluate CEO, executive officers and directors performance in light of those objectives, and set CEO and executive management compensation levels consistent with those objectives.
• Review and approve the consideration paid to non-employee directors for annual retainers and/or meeting fees. No member of the Compensation Committee will act to fix his or her own compensation except for uniform compensation paid to all directors for their services as such.
• Review and approve compensation packages for new executive officers and directors and termination packages for the same and other company employees as requested by management.
• Review and approve the awards made under any executive officer bonus plan, and provide an appropriate report to the Board.
Compensation Plans
• Review the competitiveness of the Company’s executive compensation programs and director compensation to: (a) attract and retain qualified individuals, (b) provide motivation to achieve the Company’s business objectives, and (c) align the interest of key leadership with the long-term interests of the Company’s shareholders.
• Review trends in management and director compensation, oversee the development of new compensation plans and, when necessary, approve the revision of existing plans.
• Review and make recommendations concerning long-term incentive compensation plans, including the use of stock options and other equity-based plans. Except as otherwise delegated by the Board, the Committee will act on behalf of the Board as the “Committee” established to administer equity-based and employee benefit plans, and as such will discharge any responsibilities imposed on the Committee under those plans, including making and authorizing grants, in accordance with the terms of those plans.

Planning
• Review and discuss with the Board and senior officers plans for officer development and corporate succession plans for the CEO and other senior officers.
• Review periodic reports from management on matters relating to the Company’s personnel appointments and practices.
• Produce an annual Report of the Compensation Committee on Executive and Director Compensation for the Company’s annual proxy statement in compliance with applicable SEC rules and regulations and relevant listing authority.
• Annually evaluate the Committee’s performance and this Charter.
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EXHIBIT D
VERAMARK TECHNOLOGIES, INC.
Nominating Committee of the Board of Directors
CHARTER
Overview of Role
The Nominating Committee of the Board (the “Nominating Committee”) identifies the slate of director nominees for election to the Company’s Board, recommends candidates to fill vacancies occurring between annual shareholder meetings, and otherwise establishes and oversees the process for nominations for election to the Company’s Board, in accordance with applicable laws and rules.
Membership
The membership of the Nominating Committee consists of all members of the Company’s Board who are independent as defined under Section 10A(m)(3) of the Securities Exchange Act of 1934, and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as well as applicable NASDAQ rules.
The members of the Nominating Committee are elected by the Board at its annual meeting held in conjunction with the annual shareholders meeting. Members of the Nominating Committee shall hold their office until their successors shall be duly elected and qualified, or until such member’s earlier resignation or removal. The Board shall have the power at any time to remove from or add the membership of the Nominating Committee and to fill vacancies, subject to the independence requirements referred to above. Unless a Chairperson is elected by the full Board, the members of the Nominating Committee may designate a Chairperson by majority vote of the full Nominating Committee membership.
Operations
The Nominating Committee meets at least two (2) times a year. Additional meetings may occur as the Nominating Committee or its Chairperson deems advisable. The Committee will cause to be kept adequate minutes of all its proceedings, and will report its actions to the next meeting of the Board. Nominating Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Nominating Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board.
Authority
The Nominating Committee will have the resources and authority necessary to discharge its duties and responsibilities, including the authority to retain outside counsel or other experts or consultants, as it deems appropriate. Any communications between the Nominating Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company and the Nominating Committee will take all necessary steps to preserve the privileged nature of those communications.
Responsibilities
The Nominating Committee has the following responsibilities and duties, consistent with applicable law and SEC and NASDAQ rules:

Selection of Candidates
• Annually present a list of individuals recommended for nomination for election to the Board at the annual meeting of shareholders.
• Before recommending an incumbent, replacement or additional director, review his or her qualifications, including capability, availability to serve, conflicts of interest, and other relevant factors, including with respect to incumbents, prior performance.
• Assist in identifying, interviewing and recruiting candidates for the Board.
• Annually review the composition of each committee and present recommendations for committee memberships to the Board as needed.
Policies
• Establish and review on an annual basis the Nominating Committee’s policy with regard to the consideration of any director candidates recommended by the Company’s shareholders, including the procedures to be followed by the Company’s shareholders in submitting such recommendations;
• If the Nominating Committee deems it appropriate, it shall establish and review on an annual basis any specific, minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee for a position on Company’s Board, as well as any specific qualities or skills that the Nominating Committee believes are necessary for one or more of the Company’s directors to possess;
• Establish and review on an annual basis a process for identifying and evaluating nominees for director, including nominees recommended by the Company’s shareholders, including and any differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder of the Company.
Annual Reviews
• Annually evaluate and report to the Board on the performance and effectiveness of the Board to facilitate the directors fulfilling their responsibilities in a manner that serves the interests of the Company’s shareholders.
• Regularly review and make recommendations about changes to the charter of the Nominating Committee.
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EXHIBIT E
VERAMARK TECHNOLOGIES INC.
Code of Business Conduct and Ethics
1. Purpose of Code. The purpose of this Code is to establish guidelines for:
(a) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(b) Avoidance of conflicts of interest, including disclosure to an appropriate person or persons identified in the Code of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;
(c) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Company;
(d) Compliance with applicable governmental laws, rules and regulations;
(e) The prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and
(f) Accountability for adherence to the Code.
2. Complying With Law. All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the United States, foreign countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business, or laws, rules and regulations of which are applicable to the Company.
While this Code does not summarize all laws, rules and regulations applicable to the Company and its employees, officers and directors, certain laws are summarized below. Please consult with your supervisor or the Company’s legal counsel and the various guidelines which the Company has prepared on specific laws, rules and regulations.
Insider Trading. The Company and its employees, officers and directors must comply with the “insider trading” prohibitions applicable to the Company and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Company are not permitted to buy, sell or otherwise trade in the Company’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information especially since the individuals receiving such information might utilize such information to trade in the Company’s securities. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading.
Company employees, officers and directors are directed to the Company’s Insider Trading Policy or the Company’s legal counsel if they have questions regarding the applicability of such insider trading prohibitions.
Foreign Corrupt Practices. The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. Your supervisor or the Company’s legal counsel can provide guidance to you in this area.

Licensed Third Party Software. Unauthorized duplication of copyrighted computer software violates the law and is contrary to the Company’s standards of conduct. The Company disapproves of such copying and recognizes the following principles as a basis for preventing its occurrences:
•	The Company will neither engage in nor tolerate the making or using of unauthorized software copies under any circumstances.

•	The Company will provide legally acquired software to meet its legitimate software needs in a timely fashion and in sufficient quantities for all of the Company’s computers.

•	The Company will comply with all license or purchase terms regulating the use of any software the Company acquires or uses.

•	The Company will enforce strong internal controls to prevent the making or using of unauthorized software copies, including effective measures to verify compliance with these standards and appropriate disciplinary measures for violation of these standards.
It is the Company’s policy that third party developed software may be used to conduct Company business only if it is (i) authorized and licensed for use by the Company; or (ii) is in the public domain and available for use without royalty by the Company. This policy applies to all Company employees and to all contractors working on the Company’s premises or computers.
All software licensed for Company use must be ordered through the Company’s purchasing department or approved in writing in advance. Employees will not be reimbursed for software purchased or obtained through other channels.
3. Conflicts Of Interest. All employees, officer and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company’s interests. A “conflict of interest” exists whenever an individual’s private interest interferes or conflicts in any way (or even appear to interfere or conflict) with the interest of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that make it difficult to perform his or her Company work objectively and effectively. Conflict of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers and directors and their respective family members may create conflicts of interest. Federal Law prohibits loans to directors and executive officers under certain circumstances.
The purpose of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. No gift or entertainment should be offered, given, provided or accepted by any Company employee, family member or an employee or agent unless it: (a) is not a cash gift, (b) is consistent with customary business practices, (c) is not excessive in value, (d) cannot be construed as a bribe or payoff; and (e) does not violate any laws or regulations. Please discuss with your supervisor or the Company’s legal counsel any gifts or proposed gifts which you are not certain are appropriate.
It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. You are not allowed to work for a competitor, as a consultant or board member. The best policy is to avoid any direct or indirect business connection with the Company’s customers, suppliers or competitors, except on the Company’s behalf.
Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board. Conflicts of interest may not always be clear-cut, so if you have a question, you should consult with your supervisor or the Company’s legal counsel.

4. Corporate Opportunity. Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of Company property, information or position; (b) using Company property, information or position for personal gain; and (c) competing with the Company. Employees, officers and directors owe a duty to the Company to advance its legitimate interest when the opportunity to do so arises.
5. Confidentiality. Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by the Company’s legal counsel or required by laws, regulations or legal proceedings. Whenever feasible, employees, officers and directors should consult their supervisor or the Company’s legal counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.
6. Fair Dealing. Each employee, officer and director should endeavor to deal fairly with the Company’s customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.
The Company seeks to outperform its competition fairly and honestly. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Stealing proprietary information, possessing trade secret information that was obtained without the owner’s consent, or inducing such disclosures by past or present employees of other companies is prohibited.
7. Protection And Proper Use Of Company Assets. All employees, officers and directors should protect the Company’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company’s profitability. All Company assets should be used only for legitimate business purposes.
8. Accounting Matters. The Company’s policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company.
All of the Company’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company’s transactions and must conform both to applicable legal requirement and to the Company’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.
Records should always be retained or destroyed according to the Company’s record retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult with your supervisor or the Company’s legal counsel.
If any employee, officer or director of the Company has concerns of complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Board of Directors of the Company a set forth in the Section 10 Reporting Any Violations.
9. Public Company Reporting. As a public company, it is critical importance that the Company’s filings with the Securities and Exchange Commissions be accurate and timely. Depending on their position with the Company, an employee, officer or director may be called upon to provide necessary information to assure that the Company’s public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt accurate answers to inquiries related to the Company’s public disclosure requirements.

10. Reporting Any Violations. The Company takes its responsibility to comply with its Code very seriously and has taken steps to prevent, detect, and correct violations. However, to be successful the Code requires the collective participation of every individual within the Company.
Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who have questions about this Code, are concerned that violation of this Code or that other illegal or unethical conduct by employees, officers or directors of the Company have occurred or may occur, should contact their supervisors. If they do not believe it appropriate or are not comfortable approaching their supervisors about their concerns or complaints, they should contact the Board of Directors of the Company by e-mail at a confidential email box named “Compliance” on the corporate network or by land mail at Veramark Technologies, Inc., Attention: Board of Directors/Code of Conduct, 3750 Monroe Avenue, Pittsford, New York 14534.
Reports may be anonymous but should include sufficient facts so that Veramark can conduct a proper investigation. All reports will be promptly investigated and appropriate corrective action will be taken if warranted by the investigation.
All reports will be treated confidentially, subject to its duties arising under applicable law, regulations and legal proceedings.
All reports received by supervisors must be immediately reported to the Board of Directors of the Company.
It is every employee’s, officer’s and director’s responsibility to report suspected violations as set forth above. Failure to report knowledge of suspected violations of this Code may result in disciplinary action against those who fail to report.
11. Violations and Investigations.
All reports of violations of this Code will be promptly and thoroughly investigated by the Company. If any employee, officer or director is found to have violated this Code, appropriate action will be taken, including termination of employment or criminal prosecution.
12. No Retaliation. The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.
13. Training. From time to time the Company will implement such procedures for the regular distribution, training and regular communication to employees of the Code and the Company’s accounting and financial controls policies, in order to encourage employee reports of concerns on an on-going basis.
14. Amendment, Modification And Waiver
This Code may be amended, modified or waived by the Company’s Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, and the rules there under and other applicable rules.
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ANNUAL MEETING OF SHAREHOLDERS OF
VERAMARK TECHNOLOGIES, INC.
May 20, 2010

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.veramark.com/Company/InvestorRelations
â   Please detach along perforated line and mail in the envelope provided. IF you are not voting via telephone or the Internet.    â
■     20633000000000000000  3                                            052010

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
							FOR	AGAINST	ABSTAIN
1.	Election of Directors:				2.	Ratification of the appointment of EFP Rotenberg LLP, as auditors for the year ending December 31, 2010.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Seth J. Collins Charles A. Constantino		3.	At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies related to the Annual Meeting.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	John E. Gould Anthony C. Mazzullo
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡	Steve M. Dubnik Christopher T. Dunstan

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, and will be voted at the discretion of the Proxies named herein with respect to any matters referred to in Proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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ANNUAL MEETING OF SHAREHOLDERS OF
VERAMARK TECHNOLOGIES, INC.
May 20, 2010
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at http://www.veramark.com/Company/InvestorRelations
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â   Please detach along perforated line and mail in the envelope provided.    â
■     20633000000000000000  3                                            052010

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒
							FOR	AGAINST	ABSTAIN
1.	Election of Directors:				2.	Ratification of the appointment of EFP Rotenberg LLP, as auditors for the year ending December 31, 2010.	☐	☐	☐

		NOMINEES:
☐	FOR ALL NOMINEES	¡ ¡	Seth J. Collins Charles A. Constantino		3.	At their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting. The undersigned hereby revokes all proxies related to the Annual Meeting.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡	John E. Gould Anthony C. Mazzullo
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡	Steve M. Dubnik Christopher T. Dunstan

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, and will be voted at the discretion of the Proxies named herein with respect to any matters referred to in Proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
				☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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VERAMARK TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 20, 2010
As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.VOTEPROXY.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.
     The undersigned hereby appoints Anthony C. Mazzullo and Charles A. Constantino, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Veramark Technologies, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held 9:00 AM local time (eastern) on May 20, 2010, at the Corporate headquarters located at 3750 Monroe Avenue, Pittsford, NY, and any adjournment.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(s). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.
(Continued and to be signed on the reverse side)

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